DEFINITIVE SCHEDULE 14A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

PEER REVIEW MEDIATION AND ARBITRATION, INC.

(Name of Registrant as Specified in Its Charter)

_______________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(I) and 0-11.
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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined0:

____________________________________________________________________________________________

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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1450 S Dixie Hwy. • Boca Raton, FL 33432 Phone: 561 347 1178 • Fax: 561 347 7024 www.peerreviewboard.com

PEER REVIEW MEDIATION AND ARBITRATION, INC.

(a Florida corporation)

Notice of Annual Shareholder Meeting

and

Proxy Statement

1450 S Dixie Hwy. • Boca Raton, FL 33432 Phone: 561 347 1178 • Fax: 561 347 7024 www.peerreviewboard.com

PEER REVIEW MEDIATION AND ARBITRATION, INC.

May __, 2009

To our Stockholders:

On behalf of our Board of Directors, I cordially invite you to attend our 2009 Annual Meeting of Stockholders. This meeting will be held at our Company headquarters, 1450 S. Dixie Highway, Suite 201, Boca Raton, Florida 33432, on Friday, June 26, 2009, at 10:00 a.m., local time. During the meeting, we will discuss the items of business described in the accompanying Notice of Annual Meeting and Proxy Statement, update you on important developments in our business and respond to any questions that you may have about us.

Information about the matters to be acted upon at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement. Also enclosed with this Proxy Statement are your proxy card instructions for voting. You are being asked to elect directors, ratify the appointment of our auditors and conduct any other business properly raised at the meeting or any adjournments or postponements thereof.

Your vote is very important. Please take a moment now to cast your vote whether or not you plan to attend the meeting by completing, signing, dating and returning the enclosed proxy using the enclosed self-addressed, stamped envelope. You may still vote in person at the meeting, even if you return a proxy.

I look forward to seeing you at the meeting.

Yours truly,

Willis Hale
Chief Executive Officer

(i)

1450 S Dixie Hwy. • Boca Raton, FL 33432 Phone: 561 347 1178 • Fax: 561 347 7024 www.peerreviewboard.com

PEER REVIEW MEDIATION AND ARBITRATION, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD FRIDAY, JUNE 26, 2009

To the Shareholders of PEER REVIEW MEDIATION AND ARBITRATION, INC.:

          Pursuant to the Company’s Bylaws, please take notice that an Annual Meeting of Shareholders of Peer Review Mediation and Arbitration, Inc. will be held at our Company headquarters, 1450 S. Dixie Highway, Suite 201, Boca Raton, Florida 33432 on Friday, June 26, 2009, at 10:00 a.m. local time to vote on the following matters:

1.	To elect the following persons as directors of the Company: Willis Hale and David W. Larry;

2.

To ratify the appointment of Ronald R. Chadwick, P.C. as the Company’s independent registered public accountant to audit the Company’s financial books and records for its fiscal year ending December 31, 2009; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

          April 30, 2009, has been fixed as the record date of the shareholders entitled to vote at the meeting and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books will not be closed.

          All shareholders are cordially invited to attend the meeting. To insure your representation at the meeting, please complete and promptly mail your proxy, which is solicited by the Board of Directors, in the return envelope provided. This will not prevent you from voting in person, should you so desire, but will help to secure a quorum and avoid added solicitation costs.

By Order of the Board of Directors

Willis Hale, Chief Executive Officer

Dated: May __, 2009

PLEASE DATE AND SIGN THE ACCOMPANYING PROXY CARD

AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(ii)

1450 S Dixie Hwy. • Boca Raton, FL 33432 Phone: 561 347 1178 • Fax: 561 347 7024 www.peerreviewboard.com

PEER REVIEW MEDIATION AND ARBITRATION, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 26, 2009

          This Proxy Statement is furnished in conjunction with the solicitation of proxies by the Board of Directors of Peer Review Mediation and Arbitration, Inc., a Florida corporation (the “Company”), to be used at the Company’s Annual Meeting of Shareholders (the “Meeting”) to be held on Friday, June 26, 2009, at 10:00 a.m. at the Company’s headquarters, 1450 S. Dixie Highway, Suite 201,Boca Raton, Florida 33432, and at any adjournments or postponements thereof.

The questions and answers set forth below provide general information regarding this Proxy Statement and the Meeting.

What will stockholders be voting on at the Meeting?

1.	To elect two directors to hold office until the annual meeting of stockholders to be held in 2010;

2.	To ratify the appointment of Ronald R. Chadwick, P.C. as our independent registered public accounting firm for the year ending December 31, 2009; and

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Who is entitled to vote at the Meeting and how many votes do they have?

Common stockholders of record at the close of business on the Record Date, April 30, 2009, may vote at the Meeting. Each share of Common Stock has one vote. There were 8,297,640 shares of Common Stock outstanding on the Record Date.

What percentage of our Common Stock do the directors and executive officers own?

Our Board of Directors own 65.62% of our issued and outstanding shares of Common Stock in the aggregate, including 63.21% owned by Willis Hale, our CEO and Chairman. Mr. Hale has indicated that he intends to vote in favor of the Proposals to be submitted to our shareholders. Therefore, if he does vote in favor of each Proposal, the adoption of each of the Proposals is assured.

How do I vote?

You must be present, or represented by proxy, at the Meeting in order to vote your shares. Even if you plan to attend the Meeting, we encourage you to vote your shares by proxy. Since we expect that many of our common stockholders will be unable to attend the Meeting in person, we send proxy cards to all of our common stockholders to enable them to vote.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. If you complete and return the enclosed proxy card, your shares will be voted in accordance with your instructions by the proxy identified on the proxy card.

By completing and returning this proxy card, who am I designating as my proxy?

You will be designating Willis Hale, our Chief Executive Officer as your proxy. He may act on your behalf and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

Your proxy will vote according to the instructions on your proxy card.

We do not intend to bring any other matter for a vote at the Meeting, and we do not know of anyone else who intends to do so. However, your proxy is authorized to vote on your behalf, in his discretion, on any other business that properly comes before the Meeting or any adjournments or postponements thereof.

How do I vote using my proxy card?

Simply complete, sign and date the enclosed proxy card and return it in the postage-paid, self-addressed envelope provided.

How do I change or revoke my proxy?

You may change or revoke your proxy at any time before your shares are voted at the Meeting by:

•	executing and delivering another later dated proxy card;

•	notifying the Company’s Corporate Secretary, in writing, at 1450 S. Dixie Highway, Suite 201, Boca Raton, Florida 33432 that you are changing or revoking your proxy; or

•	attending and voting by ballot in person at the Meeting.

Attendance at the Meeting will not itself revoke a proxy. All signed proxies that have not been revoked will be voted at the Meeting. If your proxy contains any specific instructions, they will be followed.

Who will count the votes?

An inspector of election designated by the Board will count the votes.

What constitutes a quorum?

A quorum, which is necessary to conduct business at the Meeting, constitutes a majority of the outstanding shares of our Common Stock entitled to be cast at the Meeting, present in person or represented by proxy. If you sign and return your proxy card, your shares will be counted in determining the presence of a quorum, even if you withhold your vote or abstain from voting. If a quorum is not present at the Meeting, the Chairman of the Meeting or the stockholders present in person or by proxy may adjourn the Meeting to a date not more than 120 days after the Record Date, until a quorum is present.

What are my voting choices when voting on director nominees, and what vote is needed to elect directors?

When voting on the election of director nominees to serve until the 2010 Annual Meeting of Stockholders and until their successors are elected, you may:

•	vote in favor of all nominees;

•	withhold votes as to all nominees; or

•	withhold votes as to one or more specific nominees.

A nominee is elected to the Board if a plurality of votes cast in the election of directors is cast “for” the nominee. Any votes withheld will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal. In the event that any nominee for director is unavailable for election, the Board may either reduce the number of directors or choose a substitute nominee. If the Board chooses a substitute nominee, the shares represented by a proxy will be voted for the substitute nominee, unless other instructions are given in the proxy.

The Board recommends that the stockholders vote “FOR” all of the nominees.

What are my voting choices when voting on the ratification of the appointment of Ronald R. Chadwick, P.C. as our independent registered public accounting firm?

When voting on the ratification of the appointment of Ronald R. Chadwick, P.C. as our independent registered public accounting firm, you may:

•	vote in favor of the ratification;

•	vote against the ratification; or

•	abstain from voting.

The affirmative vote of a majority of the votes cast is required for approval of the ratification of Ronald R. Chadwick, P.C. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the ratification of Ronald R. Chadwick, P.C.

What if I do not specify a choice for a matter when returning a proxy?

If you sign your proxy but do not give voting instructions, the individuals named as proxy holders on the proxy card will vote “FOR” the election of all nominees, “FOR” the ratification of Ronald R. Chadwick, P.C., and in their discretion on any other matters that may properly come before the Meeting.

Will my shares be voted if I do not provide my proxy or vote at the Meeting?

If you do not provide your proxy or vote at the Meeting and you are a stockholder whose shares of Common Stock are registered directly in your name, your shares of Common Stock will not be voted.

If you do not provide your proxy or vote at the Meeting and you are a stockholder whose shares of Common Stock are held in street name with a bank, brokerage firm or other nominee (i.e., in “street name”), your nominee may vote your shares in its discretion on the proposal to elect directors and the proposal to ratify Ronald R. Chadwick, P.C. The election of directors and the ratification of our independent registered public accounting firm are “routine matters” on which nominees are permitted to vote on behalf of their clients if no voting instructions are furnished.

Who is soliciting my proxy, how is it being solicited and who pays the cost?

The Board is soliciting your proxy for the Meeting. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone or facsimile. We pay the cost of soliciting proxies and may use employees to solicit proxies and also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our Common Stock.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means you have multiple accounts with our transfer agent, and to vote all your shares you will need to sign and return all proxy cards.

May stockholders ask questions at the Meeting?

Yes. At the end of the Meeting our representatives will answer questions from stockholders.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the ownership of Common Stock as of April 30, 2009, by (i) each of our directors, (ii) each of our executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power.

Name and Address Of Beneficial Owners	Amount and Nature of Beneficial Ownership	Percentage of Ownership

Willis Hale (1) (2)(3) 1450 S. Dixie Highway, Suite 201 Boca Raton, FL 33431	5,245,000	63.2%

David Larry(1) 6842 SW 18, Court North Lauderdale, FL 33068	200,000	2.4%

All Executive Officers and Directors as a group (3 persons)	5,445,000	65.6%

_____________________________

(1)	Officer and director of our Company

(2)  These shares are held under the Hale Family Trust. Willis Hale, our Chief Executive Officer, is the trustee of the Hale Family Trust.

(3)	Hale Family Trust also owns 345,000 shares of Series II Convertible Preferred Stock.

BOARD OF DIRECTORS

The primary responsibility of the Board is to foster the long-term success of the Company consistent with its fiduciary duty to the stockholders. The Board has responsibility for establishing broad corporate policies, setting strategic direction, and overseeing management, which is responsible for the day-to-day operations of the Company. In fulfilling this role, each director must act in good faith in a manner he reasonably believes to be in the best interests of the Company with the care an ordinarily prudent person in a like position would use under similar circumstances. The directors are regularly kept informed about our business at meetings of the Board and its Committees and through supplemental reports and communications. The responsibilities of the Board’s standing Committees are addressed separately in this Proxy Statement.

The Board held one meeting in 2008 and took action by consent pursuant to the laws of the State of Florida on one occasion. Directors are expected to attend Board meetings, the Annual Meeting of Stockholders and meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. During 2008, each nominee for director attended more than 75% of the aggregate number of meetings of the Board and all Committees on which they served.

COMMUNICATIONS WITH THE BOARD

Stockholders and other interested parties who wish to communicate with the Board may do so by writing to:

Mr. Willis Hale
Chairman of the Board of Directors
Peer Review Mediation and Arbitration, Inc.
1450 S. Dixie Highway, Suite 201

Boca Raton, Florida 33432

Telephone: (561) 347-1178

Any communications may be made on an anonymous or confidential basis, but should contain sufficiently specific information to permit the Board to pursue the matter.

COMMITTEES OF THE BOARD

          The Board has not established Committees of the Board to assist it with the performance of its responsibilities, but expects to do so in the near future. Committees to be established include an Audit Committee, Compensation Committee, Governance Committee and Nominating Committee. We also intend to adopt a Code of Business Conduct and Ethics and Corporate Governance Guidelines.

Once formed, the Corporate Governance Committee will be responsible for periodically reviewing the Corporate Governance Guidelines and the Code of Business Conduct and Ethics and for considering, as necessary, making recommendations on governance issues that should be addressed by the Board.

PROPOSAL 1—ELECTION OF DIRECTORS

In accordance with our Articles of Incorporation, as amended, each member of our Board is elected annually.

All of the nominees for director are directors presently. We did not receive any recommendations of director candidates from any stockholder or group of stockholders during 2008. We did not utilize any third-party search firms to assist in identifying potential director candidates during 2008. None of our current members of the Board, each of whom is nominated to serve as directors herein, are independent directors.

Stockholders wishing to suggest candidates for consideration as directors must submit a written notice to the Company’s Corporate Secretary, who will provide it to the Board of Directors, or when formed, the Nominating Committee. The procedures a stockholder must follow to nominate directors are summarized in this Proxy Statement under the caption “STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING OF STOCKHOLDERS.”

The following table sets forth the name and the position(s) currently held by each person nominated as a director:

Name	Age	Position

Willis Hale	55	Chairman of the Board, Chief Executive Officer, President

David W. Larry	76	Director, Secretary

Each of these directors, if reelected, will serve as director until the Annual Meeting of Stockholders to be held in 2010 and the election and qualification of the director’s respective successor or until the director’s earlier death, removal or resignation.

All nominees have consented to be named, and have agreed to serve if elected. Although it is not anticipated that any of the persons named above will be unable or unwilling to stand for reelection, a proxy, in the event of such occurrence, may be voted for a substitute nominee to be designated by the Board, or, as an alternative, the Board may reduce the number of directors to be elected at the Meeting or leave the position(s) vacant.

The following is a biographical summary of the business experience of our current Directors, each of whom is nominated to serve as a director of our Company for an additional one year term:

          Willis B. Hale is our founder and has been our Chairman of the Board, Chief Executive Officer and President from inception (June 2001) to the present. From inception until April 2009, Mr. Hale was also the Chief Financial Officer of our Company. He was the founder (2000) and has served in similar capacities with Merge Media, Inc., presently a non-operating company. From 1993 to 1998 Mr. Hale was a corporate development advisor creating a variety of business plans, medical treatment protocols, state licensing programs for mortgage brokerage, online merchant accounts and accounting systems, streaming video and a wide range of related technology activities. From 1998 to 2007, Mr. Hale served as CEO, and was control shareholder, of eBIZNet.com Inc., a publicly listed company that since changed its name to Biomedtex, Inc. From 1973 through 1976 he was a Maintenance Officer, Advanced Avionics systems for the U.S. Navy (at Pensacola, Florida) and from 1971 to 1973 he studied environmental engineering at the University of Tennessee. He also attended the University of West Florida, studying Business Administration. He devotes substantially all of his business time to our affairs.

David W. Larry has been Secretary and a Director of our Company since our inception in 2001. Prior, he had been engaged as a product design and development consultant since 1985. Mr. Larry graduated from the University of Florida in 1960 with a degree in engineering. Over the course of his career as an employee of private defense contractors he was involved in a variety of aerospace electronic design and development programs for NASA and the U.S. Air Force. Additionally, he has designed, developed and manufactured a variety of electronic equipment for the steel-coin operated game, security and emergency medical industries. He devotes substantially all of his business time to our affairs.

COMPENSATION OF DIRECTORS

Our directors are currently not being compensated and we expect no compensation to be paid until we obtain profitability. Our Board, or when formed our Compensation Committee, will convene at that time to determine an appropriate compensation package for our Directors. Although no payments to Directors have been made, they may be reimbursed for actual expenses incurred for each meeting of the Board which they attend.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR

EACH OF THE NOMINEES NAMED IN PROPOSAL 1.

OUR EXECUTIVE OFFICERS

The following individuals currently serve as our executive officers. Ages are as of December 31, 2008.

Name	Age	Position

Willis Hale	55	Chief Executive Officer and President

Marc E. Combs	34	Chief Financial Officer

David W. Larry	76	Secretary

There is no family relationship between any of our Directors or executive officers.

Biographical information for Messrs. Hale and Larry persons are contained above under the heading “PROPOSAL I — ELECTION OF DIRECTORS.”

Biographical information for Mr. Combs is as follows:

Marc E. Combs began his employment with our Company in January 2009 as our Controller. He was appointed as our Chief Financial Officer in April 2009. Prior, from August 2008 through December 2008, he was employed by Spherion, Inc., dba Mergis, Fort Lauderdale, FL, where he directed the sales and deployment of financial consultants to clients of that company. He was unemployed from May 2008 through August 2008. From December 2006 through April 2008 he was employed by Robert Half, Fort Lauderdale, FL, where he performed the same services as with Spherion. From September 2005 through November 2006 he was employed by Onstream Media, Inc., Pompano Beach, FL, a public company, as director and manager of Sarbanes Oxley compliance. From March 2000 through August 2005 he was Chief Operating Officer of Autofuse, Inc., Fort Lauderdale, FL. Mr. Combs received a Bachelor of Science degree in finance and management from the University of Virginia, McIntire School of Commerce in 1996. He devotes substantially all of his business time to our Company.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Following is a table containing the aggregate compensation paid to our Chief Executive Officer. No other officer or Director received aggregate compensation exceeding $100,000 during our fiscal years ended December 31, 2008, 2007, 2006 and 2005:

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compen- sation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compen- sation ($) (i)	Total ($) (j)

Willis B. Hale,	2005	$175,000	$0	$0	$0	$0	$0	$0	$175,000
CEO and President	2006	$175,000	$0	$0	$0	$0	$0	$0	$175,000
	2007	$175,000	$0	$0	$0	$0	$0	$0	$175,000
	2008	$200,000	$0	$0	$0	$0	$0	$0	$200,000

EMPLOYMENT AGREEMENTS

On January 1, 2007, we entered into a five (5) year employment contract with Willis B. Hale, our CEO. Pursuant thereto, Mr. Hale received an annual salary of $175,000 for the fiscal year ending December 31, 2007, with an annual increase of $25,000 for 2008, then 20% increases per year for the following three years. Unpaid sums are accrued on our books and are payable as and when we have sufficient working capital to fund our current needs.

STOCK PLAN

In 2001 we adopted the “2001 Equity Incentive Plan” (the “Plan”). The Plan is administered by our Board of Directors. This Plan provides for the grant of incentive and non-qualified stock options that may be issued to key employees, non-employee directors, independent contractors and others, and we have reserved 1,500,000 shares of our Common Stock for issuance under the Plan. The options are to be granted for a term of not more than ten (10) years and other terms and conditions that are usual and customary.

As of the date of this Proxy Statement no options or shares have been issued.

          The purpose of the Plan is to aid us in retaining the services of executive and key employees and in attracting new management personnel when needed for future operations and growth, and to offer such personnel additional incentive to put forth maximum efforts for the success of our business and opportunities to obtain or increase proprietary interest and, thereby, to have an opportunity to share in our success.

PROPOSAL 2–RATIFICATION OF RONALD R. CHADWICK, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Ronald R. Chadwick, P.C. as our independent registered public accounting firm for the year ending December 31, 2008. A representative of Ronald R. Chadwick, P.C. is expected to be present at the Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of Ronald R. Chadwick, P.C. to the stockholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our the stockholders’ best interests.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR

THE RATIFICATION OF RONALD R. CHADWICK, P.C.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

          The following table presents fees for professional audit services rendered by Ronald R. Chadwick, P.C. for the year ended December 31, 2008 and 2007.

	December 31, 2008	December 31, 2007
Audit Fees	$ 21,675	$ 28,400
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	______-	_______-
Total	$ 21,675	$ 28,400

          Audit Fees. Consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Reports on Forms 10-K, and reviews of our interim consolidated financial statements included in our Quarterly Reports on Forms 10-Q, and our Registration Statement on Form S-1, including amendments thereto.

          Tax Fees. Consists of amounts billed for professional services rendered for tax return preparation, tax planning and tax advice.

All Other Fees. Consists of amounts billed for services other than those noted above.

          Our Board of Directors is responsible for approving all audit, audit-related, tax and other services. The Board of Directors pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for us by our independent auditor at the beginning of the fiscal year. Non-audit services are reviewed and pre-approved by project at the beginning of the fiscal year. Any additional non-audit services contemplated by the Company after the beginning of the fiscal year are submitted to the Chairman of the Board of Directors for pre-approval prior to engaging the independent auditor for such services. Such interim pre-approvals are reviewed with the full Board of Directors at its next meeting for ratification. If and when we appoint an Audit Committee it will assume these responsibilities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PARTY TRANSACTIONS

Willis Hale, our Chairman, CEO, President and principal shareholder, is owed various sums as of the date of this Proxy Statement. The amounts are accrued yearly pursuant to Mr. Hale’s employment agreement with us. See “Executive Compensation.” As of December 31, 2008, the balance due was $2,954,558. No interest has been accrued on this balance. David W. Larry, our Secretary and one of our Directors and a minority shareholder, is owed $192,546 pursuant to a loan agreement. This loan has monthly payments of $3,125, is unsecured, accrues interest at the rate of 9.75% per annum and has a 3 year term, with a balloon payment of all unpaid principal and interest due on expiration in December 2011.

We rent space under an office lease from a corporation controlled by Mr. Willis Hale, our CEO, President, Chairman of the Board and our principal shareholder. The lease expires in 2011, is non-cancelable, and carries no additional renewal option. The required monthly payment is $14,000 plus costs of approximately $5,158 per month. Rent expense incurred under the lease for the fiscal years ending December 31, 2007 and December 31, 2008, was $238,000 and $239,839 respectively. Subsequent to December 31, 2007, minimum payments under the lease are approximately $238,296 per year from 2008 through 2010, and $218,438 in 2011. The rental rate was determined by our Board to be competitive to office rental rates in the area. The lease payments are accrued. As of December 31, 2008, we owed a balance of $977,797 for such lease payments.

We believe that the transactions described above were fair to us and were as favorable to us as those that we might have obtained from non-affiliated third parties, given the circumstances under which such transactions were proposed and effectuated.

SECTION 16(A) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who own more than 10% of the Company’s shares of Common Stock to file reports of ownership and changes in ownership of our shares of Common Stock and any other equity securities with the Securities and Exchange Commission (“SEC”). Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge, based solely upon a review of Section 16(a) reports furnished to us for fiscal year 2008 or written representations that no other reports were required, we believe that all filing requirements under Section 16(a) for fiscal year 2008 were complied with.

2008 ANNUAL REPORT TO STOCKHOLDERS

We have enclosed along with this Proxy Statement a copy of the Company’s 2008 Annual Report to Stockholders that includes all financial statements and schedules. We will provide without charge additional copies of the 2008 Annual Report to each person solicited by this Proxy Statement upon request in writing to Mr. Willis Hale, CEO, Peer Review Mediation and Arbitration, Inc., 1450 S. Dixie Highway, Suite 201, Boca Raton, Florida 33432.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present any matter for action at the 2009 Annual Meeting of Stockholders other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Meeting, or any adjournment or postponement thereof, it is intended that the holders of the proxies will act in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR

2010 ANNUAL MEETING OF STOCKHOLDERS

To be eligible for inclusion in the proxy materials for the Company’s 2010 Annual Meeting of Stockholders, stockholder proposals must be received at the Company’s principal executive offices, Attention: Corporate Secretary, by December 29, 2009. We will consider written proposals received by that date for inclusion in our proxy statement in accordance with regulations governing the solicitation of proxies. A stockholder who wishes to present a proposal at the Company’s 2010 Annual Meeting of Stockholders, but who does not request that the Company solicit proxies for the proposal, must submit the proposal to the Company’s principal executive offices, Attention: Corporate Secretary, no earlier than December 29, 2009, and no later than January 28, 2010.

Because this Proxy Statement was first mailed to our stockholders on May __, 2009, our Corporate Secretary must receive written notice of a stockholder’s intent to submit a proposal or make a nomination or nominations for the election of a director or directors at the 2010 Annual Meeting of Stockholders not later than the close of business on January 28, 2010, and not earlier than the close of business on December 29, 2009.

Each notice of a stockholder proposal must set forth:

•

as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•

as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made.

          The stockholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination or proposal is made, must set forth:

•	the name and address of such stockholder, as they appear on our books, and of such beneficial owner; and

•	the number of shares of each class of our stock which are owned beneficially and of record by such stockholder and such beneficial owner.

If the Board has determined that directors will be elected at a special meeting of stockholders, any stockholder of the Company who is a stockholder of record both at the time of giving of notice of such meeting and at the time of the special meeting, and who is entitled to vote at the meeting and who complies with the notice procedures in the next sentence may nominate a person for election to the Company’s Board. Such stockholder must deliver a notice containing the information described above to the Corporate Secretary not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

These requirements are separate from the requirements of the SEC that a stockholder must meet to have a proposal included in our proxy statement.

By Order of the Board,

Willis Hale
Chief Executive Officer

May __, 2009

PROXY	PROXY

Peer Review Mediation and Arbitration, Inc.

The undersigned hereby appoints Willis Hale, with power of substitution, as proxy to vote the shares of Common Stock of the undersigned in Peer Review Mediation and Arbitration, Inc. at the Annual Meeting of Shareholders to be held Friday, June 26, 2009 at 1450 S. Dixie Highway, Suite 201, Boca Raton, Florida 33432 at 10:00 a.m., and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith. Indicate your vote by an (. It is recommended that you vote FOR all items.

Proposal

1.	To elect the following persons as directors of the Company

Willis Hale	☐	FOR	☐	AGAINST	☐	ABSTAIN
David W. Larry	☐	FOR	☐	AGAINST	☐	ABSTAIN

2.

To ratify the appointment of Ronald R. Chadwick, P.C. as the Company’s independent registered public accountant, to audit the Company’s financial books and records for its fiscal year ending December 31, 2009.

☐	FOR	☐	AGAINST	☐	ABSTAIN

(PLEASE RETURN PROMPTLY IN THE STAMPED, ENCLOSED ENVELOPE.)

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS WHO RECOMMEND VOTING FOR ALL ITEMS. IT WILL BE VOTED AS SPECIFIED. IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS.

___________________, 2009	__________________________________________
Date	Signature

_________________________	__________________________________________
No. of Shares	Printed Name

Please sign exactly as name(s) appear on this proxy. If joint account, each joint owner should sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

ADDITIONAL SIGNATURES:	___________________________________________
(if necessary)	Signature

___________________________________________ Printed Name